SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 12, 2000
                                                           -------------


                        PINNACLE WEST CAPITAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Arizona                    1-8962                   86-0512431
----------------------------        ------------          ----------------------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)             File Number)          Identification Number)


400 East Van Buren St., P.O. Box 52132, Phoenix, Arizona        85072-2132
--------------------------------------------------------        ----------
        (Address of principal executive offices)                (Zip Code)


                                 (602) 379-2500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      NONE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

RETAIL ELECTRIC COMPETITION RULES

     As previously reported, several lawsuits have been filed relating to the adoption or amendment of the retail electric competition rules (Rules). See "State - Retail Electric Competition Rules" in Note 6 of Notes to Condensed Consolidated Financial Statements in the Pinnacle West Capital Corporation (Company) Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2000.

     On July 12, 2000, a Maricopa County Superior Court judge issued a preliminary ruling on cross-motions for summary judgment filed by certain electric cooperatives and the Arizona Corporation Commission (ACC). The motions were filed in several consolidated cases that included challenges to the various ACC rulemaking decisions and ACC decisions certificating new suppliers to provide competitive electric services. Arizona Public Service Company (APS) had also appealed the Rules in this consolidated case, but these appeals were stayed, at APS' request, after the settlement agreement was approved last year. APS was not involved in the cross-motions for summary judgment.

     In his written opinion, the judge ruled in favor of the ACC and denied substantive challenges to the Rules that had been made by the electric cooperatives. However, he concluded that some of the Rules were invalid because of procedural deficiencies. Specifically, the judge concluded that several non-ratemaking Rules were required to be presented to the Arizona Attorney General for certification. Additionally, the judge determined that the Arizona Constitution requires the ACC to make findings regarding the fair value of property in Arizona of competitive electric service providers.

     The Company does not believe that the ruling affects APS' regulatory settlement agreement with the ACC. The settlement agreement was not at issue in the consolidated cases before the judge. Further, the ACC made findings related to fair value of APS' property in the order approving the APS settlement agreement.

     This ruling does not immediately affect the Rules. APS expects that, in the next few weeks, parties to the case will propose forms of judgment for the court's consideration which will establish the specific impact of the ruling. Although the ACC has not yet indicated what steps it intends to take after a judgment is issued, the ACC could appeal the ruling to the Court of Appeals or could elect to take corrective action to correct the procedural deficiencies identified in the judge's ruling. Additionally, the judge could reconsider this ruling or stay the effect of the ruling pending further appeal. The cooperatives may also appeal the ruling.

     Certain other appeals of the Rules are still pending in the Maricopa County Superior Court. The Company believes that the court may rule on the remaining appeals later this year or next year.

     The settlement agreement was separately appealed by different parties, and judicial review of the ACC decision approving the settlement agreement is pending. Legal briefs have been filed, but oral argument has not yet been scheduled. A decision on the appeals to the settlement agreement is not expected until later this year or next year.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PINNACLE WEST CAPITAL CORPORATION
                                                   (Registrant)



Dated: July 17, 2000                     By: Barbara M. Gomez
                                             -----------------------------------
                                             Barbara M. Gomez
                                             Treasurer